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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 21, 2001

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          California                     000-23993              33-0480482
-----------------------------    ------------------------   --------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


                  16215 Alton Parkway, Irvine, California 92618
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 7.           EXHIBITS

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits

                  99.1    Press Release dated March 21, 2001, of the Registrant.

ITEM 9.           REGULATION FD DISCLOSURE

         On March 21, 2001 Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BROADCOM CORPORATION,
                                  a California corporation


March 21, 2001                    By: /s/ WILLIAM J. RUEHLE
                                      ---------------------
                                      William J. Ruehle
                                      Vice President and Chief Financial Officer
                                      (Principal Financial Officer)

                                  By: /s/ SCOTT J. POTERACKI
                                      ----------------------
                                      Scott J. Poteracki
                                      Corporate Controller and
                                      Senior Director of Finance
                                      (Principal Accounting Officer)

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                                 EXHIBIT INDEX

Exhibits                      Description
--------                      -----------

  99.1         Press Release dated March 21, 2001, of the Registrant.